CINCINNATI  FINANCIAL  CORPORATION

Mailing Address:                  P.O. BOX 145496

CINCINNATI, OHIO  45250-5496

              (513) 870-2000

Investor Contact: Heather J. Wietzel

 (513) 870-2768

Media Contact: Joan O. Shevchik

(513) 603-5323

Cincinnati Financial Corporation’s Subsidiaries Announce Appointments

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Directors, Officers and Counsel

Cincinnati, February 7, 2005—Cincinnati Financial Corporation (Nasdaq:CINF)—Cincinnati Financial Corporation announced today that the boards of its subsidiary companies appointed directors, officers and counsel at their regular meetings on February 5, 2005.

New appointments to boards of all three property casualty insurance subsidiaries and the life insurance subsidiary included three current directors of the parent company: William F. Bahl, CFA, chairman of Bahl & Gaynor, Inc.; W. Rodney McMullen, vice chairman of The Kroger Co.; and E. Anthony Woods, chairman of Deaconess Associations, Inc. Also appointed to the board of The Cincinnati Life Insurance Company was Glenn D. Nicholson, LLIF, senior vice president and senior marketing officer of the life insurance subsidiary. The president of CinFin Capital Management Company, Kenneth S. Miller, CLU, ChFC, was appointed to the board of the asset management subsidiary. He also serves as chief investment officer and vice president of the parent company.

Boards of subsidiary companies also met and made the following promotions and new or additional appointments of officers and counsel:

Property Casualty Insurance Subsidiaries:

The Cincinnati Insurance Company

The Cincinnati Casualty Company

The Cincinnati Indemnity Company

Carl C. Gaede, CPCU, AFSB, Vice President—Bond & Executive Risk

Martin F. Hollenbeck, CFA, Vice President—Investments

Robert L. Laymon, Vice President—Bond & Executive Risk

Richard L. Mathews, CPCU, Vice President—Information Technology

Michael A. Rouse, Vice President—Commercial Lines

Scott K. Smith, CPCU, ARM, AIM, Vice President—Commercial Lines

Steven A. Soloria, CFA, Vice President—Investments

Charles P. Stoneburner II, CPCU, Vice President—Field Claims

Heather J. Wietzel, Vice President—Investor Relations

Jeffrey M. Barnes, AIM, Assistant Vice President—Commercial Lines

Bradley N. DeLaney, CPCU, AIM, Assistant Vice President—Education & Training

William J. Geier, CPCU, CLU, ChFC, FLMI, AIM, HIAA, Assistant Vice President—Information Technology

Allen J. Matheny, CFE, FCLS, CIFI, Assistant Vice President—Headquarters Claims

David E. McKinney, AIM, Assistant Vice President—Commercial Lines

Michael K. O’Connor, CFA, AFSB, Assistant Vice President—Investments

Debra K. Smith, Assistant Vice President—Commercial Lines

Michael B. Wedig, CPA, Assistant Vice President—Corporate Accounting

Brian K. Wood, CPCU, AIM, Assistant Vice President—Personnel

Michael K. Dockery, Secretary—Information Security

Ted W. Doughman, CPCU, RPLU, AFSB, Secretary—Bond & Executive Risk

Philip T. Kramer, CIC, Secretary—Sales & Marketing

Gregory J. Schloemer, Secretary—Bond & Executive Risk

Charlotte A. Tungate, AIC, Secretary—Headquarters Claims

Matthew R. Barton, CPCU, AIM, ARe, AU, ARM, Assistant Secretary—Commercial Lines

Robert E. Bernard, CPCU, AIM, Assistant Secretary—Personal Lines

Jason B. Couch, RPLU, AFSB, Assistant Secretary—Bond & Executive Risk

Scott M. Donovan, Assistant Secretary—Bond & Executive Risk

Anthony W. Dunn, CPA, Assistant Secretary—Internal Audit

Karen L. Hock, Assistant Secretary—Meetings & Travel

Michelle L. Kyle, Assistant Secretary—Information Technology

Blake D. Slater, Assistant Treasurer—Corporate Accounting

Stephen M. Spray, Assistant Secretary—Sales & Marketing

Stephen G. Stockwell, CPCU, AMIM, Assistant Secretary—Commercial Lines

Patrick S. Corrigan, Associate Counsel

Robert J. Janes, Associate Counsel

Helen Kyrios, Associate Counsel

Mary S. Peterson, Associate Counsel

The Cincinnati Life Insurance Company:

Brad E. Behringer, Senior Vice President and Chief Underwriter

Martin F. Hollenbeck*

Richard L. Mathews*

Steven A. Soloria*

William J. Geier*

Michael K. O’Connor*

Brian K. Wood*

Michael K. Dockery*

Anthony W. Dunn*

Michelle L. Kyle*

Kevin C. Smith, Assistant Treasurer—Corporate Accounting

Patrick S. Corrigan*

Robert J. Janes*

Helen Kyrios*

Mary S. Peterson*

CFC Investment Company:

Blake D. Slater*

*Title as listed above

Cincinnati Financial Corporation offers property and casualty insurance, its main business, through The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CFC Investment Company offers commercial leasing and financing services. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals. For additional information, please visit the company’s Web site at www.cinfin.com.

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